UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New york	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Named Executive Officer Role Transition

On December 14, 2022, the Board of Directors (the “Board”) of Arrow Electronics, Inc. (the “Company”) approved the transition of Vincent P. Melvin, Senior Vice President, Chief Information Officer, a named executive officer in the Company’s 2022 proxy statement, to a new role as Senior Vice President, Digital Platforms. In this newly created position, Mr. Melvin will oversee development of the Company’s digital technology platforms. As his successor, the Board has appointed Kim Brown Wilmsen as the Company’s Senior Vice President, Chief Information Officer. The new roles for Mr. Melvin and Ms. Wilmsen are expected to be effective January 1, 2023.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to Bylaws

On December 14, 2022, the Board approved and adopted an amendment and restatement of the Company’s by-laws (the “Amended and Restated By-Laws”), effective immediately. Among other things, the changes effected by the Amended and Restated By-Laws:

•	Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission and enhance procedural mechanics and disclosure requirements in connection with (i) advance notice of business and nominations of directors made by a shareholder and (ii) proxy access requirements relating to annual and special meetings of shareholders, which include, without limitation:

o	Revisions to the deadline for (i) advance notice of business and nominations for an annual meeting of shareholders, to provide that a shareholder’s notice must be so received not less than 90 days nor more than 120 days before the one-year anniversary of the preceding year’s annual meeting, and (ii) advance notice of nominations for a special meeting of shareholders, to provide that a shareholder’s notice must be so received no later than the 90th day nor earlier than the 120th day before such special meeting, or, if later, the 10th day following public announcement of such special meeting;

o	Requirements that (i) any shareholder intending to solicit proxies in support of director nominees other than the Company’s nominees include a statement that such shareholder intends to solicit Company shareholders representing at least sixty-seven percent (67%) of the voting power entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and comply with the other requirements of Rule 14a-19, (ii) a shareholder providing notice and each person whom a shareholder proposes to nominate for election as a director provide additional information (a) about such person’s ownership of securities in the Company, including ownership of any “derivative security” that constitutes a “call equivalent position” (as such terms are defined in Rule 16a-1(c) and 16a-1(b), respectively, under the Exchange Act), (b) with respect to any material pending or threatened legal proceeding involving the Company or any of its officers, directors, or affiliates, and (c) with respect to material relationships and any direct or indirect interests in material contracts or agreements with the Company or any of its affiliates and between such shareholder and each candidate for nomination;

o	Clarification that, unless required by applicable law, if after such shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act such shareholder subsequently fails either to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act or to provide documentation reasonably satisfactory to the Company that such shareholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act (upon request by the Company), then such nomination will be disregarded and no vote on such nominee proposed by such shareholder will occur;

o	Additional required disclosures from shareholders providing notice and each person whom a shareholder proposes to nominate for election as a director, including, without limitation, representations that (i) the proposed nominee is not and will not become party to any arrangement or commitment (a) as to how such nominee will act or vote as a director of the Company, (b) with respect to any direct or indirect compensation or reimbursement for service as a director of the Company that has not been disclosed to the Company, or (c) that could interfere with the nominee’s fiduciary duties as a director; (ii) the proposed nominee will comply with all Company policies and guidelines applicable to directors of the Company; (iii) the nomination will not violate applicable law or the rules of any stock exchange on which the Company’s securities are traded; and (iv) the proposed nominee would be considered independent under the Company’s Corporate Governance Guidelines and applicable stock exchange requirements;

o	A requirement that all disclosures must be updated as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting; and

o	With respect to the proxy access procedures set forth in Section 1.13 of the Amended and Restated By-Laws, a requirement that, at the request of the Corporate Governance Committee of the Board (the “Corporate Governance Committee”), a proposed shareholder nominee seeking to be included in the Company’s proxy materials shall furnish a written statement that such nominee will meet with the Corporate Governance Committee to discuss matters relating to the nomination, including the information provided by the nominating shareholder in connection with the nomination.

•	Provide that the New York Supreme Court or the federal district court or other state courts of the State of New York shall be the exclusive forum for actions, suits, or proceedings brought against the Company;

•	Enable the Company to initiate an action against a shareholder to enforce the exclusive forum requirements set forth in the Amended and Restated By-laws should the shareholder sue, or threaten to sue, in another jurisdiction; and

•	Make various other updates, including technical, ministerial, and conforming changes, including, without limitation, to align with language used in certain provisions of the Business Corporation Law of the State of New York and the Exchange Act.

The foregoing summary of the changes effected by the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Arrow Electronics, Inc. Amended and Restated By-Laws.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: December 19, 2022	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal Officer and Secretary